AARP Investment Program
     from Scudder

                            SUPPLEMENT TO PROSPECTUS
                             DATED February 1, 1999


AARP High Quality Short Term Bond Fund:

The text below replaces the disclosure found in the "Portfolio Managers" section on page 21:

Robert Cessine, co-lead portfolio manager, joined the adviser in 1993 and began his investment career in 1982.

John Dugenske, co-lead portfolio manager, joined the adviser in 1998 and began his investment career in 1990.

AARP Bond Fund for Income:

The text below replaces the disclosure found in the "Portfolio Managers" section on page 33:

Robert Cessine, lead portfolio manager, joined the adviser in 1993 and began his investment career in 1982.



August 26, 1999